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                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                                FORM 8-K


                         Current Report Pursuant
                      to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported)    September 25, 1996
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THE FIFTH THIRD BANK as seller to THE FIFTH THIRD BANK AUTO TRUST 1996-B
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         (Exact Name of Registrant as Specified in its Charter)



                                  Ohio
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             (State or Other Jurisdiction of Incorporation)


              333-856                           31-0854433
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     (Commission File Number)            (I.R.S. Employer Identification No.)


    38 Fountain Square Plaza, Cincinnati, Ohio           45263
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      (Address of Principal Executive Offices)         (Zip Code)


                             (513) 579-5300
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          (Registrant's Telephone Number, Including Area Code)


                             Not Applicable
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      (Former Name or Former Address, if Changed Since Last Report)




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Item 5.Other Events.

      The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

Item 7.Financial Statements and Exhibits.

      (c)  Exhibits.


Exhibit
  No.      Document Description
-------    --------------------

1.1        Underwriting Agreement between The Fifth Third Bank and J.P.
           Morgan Securities, Inc., as Representative of the several underwriters, dated September 18, 1996.

4.3 Pooling and Servicing Agreement between The Fifth Third Bank, as seller and servicer, and Harris Trust and Savings Bank, as trustee, dated as of September 25, 1996.

8.1        Tax opinion of Mayer, Brown & Platt, dated as of September 25,
           1996.




                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 THE FIFTH THIRD BANK
                                     (Registrant)




Dated:  October 1, 1996          By: /s/ John S. Fleshood
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                                 Name:  John S. Fleshood
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                                 Title:  Vice President
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                            INDEX TO EXHIBITS



Exhibit                                                       Sequential
  No.      Document Description                                Page No.
-------    --------------------                               -----------

1.1        Underwriting Agreement between The Fifth Third Bank and J.P.
           Morgan Securities, Inc., as Representative of the several underwriters, dated September 18, 1996.

4.3 Pooling and Servicing Agreement between The Fifth Third Bank, as seller and servicer, and Harris Trust and Savings Bank, as trustee, dated as of September 25, 1996.

8.1        Tax opinion of Mayer, Brown & Platt, dated as of September 25,
           1996.